SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2014

EXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35584	04-3139906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 Network Drive, Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(781) 564-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 29, 2014, Exa Corporation issued a press release announcing its financial results for the first quarter of fiscal 2015. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On May 29, 2014, Exa Corporation announced that it has appointed Richard F. Gilbody as Chief Financial Officer, effective June 1, 2014. The full text of the press release announcing Mr. Gilbody’s appointment is attached as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated May 29, 2014, entitled “Exa Reports First Quarter Fiscal 2015 Financial Results.”

99.2	Press Release, dated May 29, 2014, entitled “Exa Appoints Richard Gilbody as Chief Financial Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXA CORPORATION

By:	/s/ Stephen P. Sarno
Stephen P. Sarno
Interim Chief Financial Officer

Date: May 29, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 29, 2014, entitled “Exa Reports First Quarter Fiscal 2015 Financial Results.”

99.2	Press Release, dated May 29, 2014, entitled “Exa Appoints Richard Gilbody as Chief Financial Officer.”

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